SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

January 30, 2004

Westport Resources Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-14256	13-3869719
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1670 Broadway Street
Suite 2800
Denver, Colorado 80202
(Address and Zip Code of Principal Executive Offices)

(303) 573-5404
(Registrant’s telephone number, including area code)

Item 5. Other Events.

     On January 6, 2004, Westport Resources Corporation, a Nevada corporation (the “Company”), issued a press release announcing the appointment of Allan D. Keel as Vice President and General Manager of the Company’s Gulf of Mexico Division. The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of business acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

The following exhibit is filed herewith:

Exhibit
Number	Exhibit

99.1	Press release dated January 6, 2004 entitled “Westport Appoints Allan Keel to Head Gulf of Mexico Division.”

[SIGNATURE PAGE FOLLOWS]

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTPORT RESOURCES CORPORATION

Date: January 30, 2004	By:	/s/ HOWARD L. BOIGON
	Name:	Howard L. Boigon
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1*	Press release dated January 6, 2004 entitled “Westport Appoints Allan Keel to Head Gulf of Mexico Division.”

     *Filed herewith.